SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, D.C. 20549


                                     FORM 8-K

                                   CURRENT REPORT

                          Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act of 1934




        Date of Report (date of earliest event reported): December 10, 1998


                            CODED COMMUNICATIONS CORPORATION
                 (Exact name of registrant as specified in its charter)



            Delaware              0-17574                  33-0580412
(State or other jurisdiction    (Commission File No.)  (IRS Employer
of incorporation)		                                 Identification No.)


           1939 Palomar Oaks Way,    Carlsbad, California         92009
             (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:	(619) 431-1945

	Item 3.  Other Events

		On December 10, 1998, Coded Communications Corporation (the "Registrant")
and its wholly-owned subsidiaries Coded Mobile Communications, Inc. and Decom
Systems, Inc. filed petitions for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code.  The petitions for bankruptcy were filed with the
United States Bankruptcy court, District of Delaware.  A copy of the
Registrant's press release is attached to this Form 8-K as Exhibit 99.01.

		The Company's bankruptcy counsel is the Wilmington, Delaware law firm of
Phillips, Goldman and Spence, P. A.

	Item 7. Financial Statements, Pro forma Financial Information and Exhibits

          (a) Financial statements of business acquired:

              Not applicable.

          (b) Pro forma financial information:

              Not applicable.

          (c) Exhibits:

              99.01 Coded Communications Corporation Press Release dated December 10, 1998.


                                      SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



December 10, 1998                    CODED COMMUNICATION CORPORATION
         Date	                            Registrant


                                     By:/s/  Steven Borgardt
                                             Steven Borgardt
                                             Vice President Finance





                                   EXHIBIT INDEX




Exhibit
Number	Description								Page No.

99.1 Coded Communications Corporation Press                          4
             Release dated December 10, 1998.